Mixed Company:	12 Months Ended
Dec. 31, 2016
Mixed Company: [Abstract]
Mixed Company:

Note 8.      Mixed Company:

On August 7, 2016, we executed an agreement ("Mixed Company Agreement") with Venezuela for the formation of a jointly owned company ("Mixed Company") and in October 2016, together with Venezuela, we established Empresa Mixta Ecosocialista Siembra Minera, S.A. ("Siembra Minera"), the entity that will develop the Brisas Cristinas Project.

Siembra Minera is beneficially owned 55% by Corporacion Venezolana De Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve and the parties will retain their respective interest in the Siembra Minera in the event the agreed upon payments, pursuant to the Settlement Agreement, are not made by Venezuela. Siembra Minera will, among other things, hold the gold, copper, silver and other strategic mineral rights within Bolivar State, including the Brisas Cristinas Project, (each having a 40 year term comprised of 20 years with two 10 year extensions), be authorized, via Presidential Decrees and Ministerial and Central Bank resolutions, to carry-on it's business, pay a net smelter return royalty to Venezuela on the sale of gold, copper, silver and any other strategic minerals over the life of the project and provide net profits participation based on the sales price of gold per ounce. We incurred costs of $1.6 million during 2016 associated with the legal negotiation related to the Mixed Company Agreement and our efforts to facilitate the establishment of Siembra Minera.